SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 15, 2002

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                000-21953              87-0429198
(State or other jurisdiction of     (Commission           (IRS Employer
 incorporation or organization)     File Number)        Identification No.)

                        2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)

Item 5.  Other  Events

     We voluntarily requested that trading in our common stock on the American Stock Exchange be suspended after the close of trading on October 15, 2002. Our
symbol on the American Stock Exchange was "EVV."   This voluntary suspension is
in connection with our voluntary delisting from the American Stock Exchange that
we requested in August 2002.   A broker/dealer market maker filed a Form 211 as
an application for our common stock to trade on the Over-The-Counter Bulletin Board ("OTCBB"). We anticipate that our common stock will begin trading on the OTCBB in the near future.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENVIRONMENTAL SAFEGUARDS, INC.


                                           (signed) ____________________________
Date: October 15, 2002                     by:  /s/ James S. Percell, President
                                           James S. Percell, President


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